Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill.
Goodwill

(D.2)   Goodwill

y Goodwill and Intangible Asset Impairment Testing

The annual goodwill impairment test is performed at the operating segment level, since there are no lower levels in SAP at which goodwill is monitored for internal management purposes.

In general, the test is performed at the same time (at the beginning of the fourth quarter) for each annual reporting period.

In making impairment assessments for our goodwill and intangible assets, the outcome of these tests is highly dependent on management’s assumptions regarding future cash flow projections and economic risks, which require significant judgment and assumptions about future developments. They can be affected by a variety of factors, including:

-   Changes in business strategy

-   Internal forecasts

-   Estimation of weighted-average cost of capital

Changes to the assumptions underlying our goodwill and intangible assets impairment assessments could require material adjustments to the carrying amount of our recognized goodwill and intangible assets as well as the amounts of impairment charges recognized in profit or loss.

Changes in our segment structure result in the reallocation of goodwill with the reallocated goodwill being calculated based on relative values (if a direct allocation is not possible).

Goodwill

€ millions	Goodwill
Historical cost
1/1/2023	33,181
Foreign currency exchange differences	-848
Additions from business combinations	859
Retirements/disposals	-4,008
12/31/2023	29,184
Foreign currency exchange differences	1,415
Additions from business combinations	654
12/31/2024	31,253

Accumulated amortization
1/1/2023	104
Foreign currency exchange differences	-1
12/31/2023	103
Foreign currency exchange differences	2
12/31/2024	105

Carrying amount
12/31/2023	29,081
12/31/2024	31,148

In the first half of 2024, the Company underwent several changes in its segment structure. Starting in the second quarter of 2024, the Company has a single operating segment (at year end 2023, SAP had five operating segments) and monitors its goodwill at this level. For more information about our segments and the changes in 2024, see Note (C.1).

As the initial accounting for the WalkMe business combination is incomplete (for more information, see Note (D.1)), the goodwill added to our single operating segment through the acquisition of WalkMe (€654 million) is provisional.

Goodwill Impairment Test

Our assessment of internal and external factors in 2024, including a) the change in segment structure and b) reorganizations which had no adverse effect, led us to conclude that no triggering events occurred since our annual goodwill impairment test in 2023. Throughout 2024, we have – through a qualitative and quantitative analysis – been continuously monitoring whether triggering events exist. We did not identify any aspects that qualify as a triggering event that would cause the carrying amount of the single operating segment to exceed the recoverable amount. On October 1, 2024, we performed a goodwill impairment test for the operating segment. Significant qualitative inputs used in our impartment test include, but are not limited to, consideration of general macroeconomic conditions, industry market conditions, SAP’s overall financial performance, and movement in the SAP share price. The primary quantitative input for our impairment test is SAP’s market capitalization as at the beginning of the fourth quarter. We believe there is no reasonably plausible change in the SAP share price that would cause the carrying amount of our single operating segment to exceed the recoverable amount.